UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2015

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3170 Fairview Park Drive	22042
Falls Church, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (703) 876-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure

On August 31, 2015, executives of Computer Sciences Corporation (“CSC”) presented to investors the information described in the presentation materials entitled “CS Government Services + SRA: Leader in US Government IT Services” attached to this report as Exhibit 99.2, which is incorporated by reference in this report. A webcast of CSC’s presentation of those slides is available on CSC’s investor relations website http://www.csc.com/investor_relations.

This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 8.01      Other Events

On August 31, 2015, CSC announced that it had entered into a definitive agreement to combine its government services unit, Computer Sciences Government Services (CSGov), with SRA upon the spin-off of CSGov, plans for which were previously announced in May, 2015. CSC issued a press release describing the plan entitled “CSC to Combine Government Services Unit with SRA upon Separation from CSC”. The text of this press release is furnished herewith as Exhibit 99.1.

All statements in this report that do not directly and exclusively relate to historical facts constitute “forward-looking statements." These statements represent the Company's intentions, plans, expectations and beliefs, and are subject to risks, uncertainties and other factors many of which are outside the Company’s control. These factors could cause actual results to differ materially from such forward-looking statements. For a written description of these factors, see the section titled “Risk Factors” in the Company’s Form 10-K for the fiscal year ended April 3, 2015 and any updating information in subsequent SEC filings.   The Company disclaims any intention or obligation to update these forward-looking statements whether as a result of subsequent event or otherwise, except as required by law.

Item 9.01      Financial Statements and Exhibits

(d) The following exhibit is filed herewith.

Exhibit No.	Description
99.1	Press release, dated August 31, 2015, entitled “CSC to Combine Government Services Unit with SRA upon Separation from CSC” (furnished herewith)
99.2	Presentation materials, dated August 31, 2015, entitled “CS Government Services + SRA: Leader in US Government IT Services”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated:	August 31, 2015	By:	/s/ Paul N. Saleh
Paul N. Saleh
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated August 31, 2015, entitled “CSC to Combine Government Services Unit with SRA upon Separation from CSC” (furnished herewith)
99.2	Presentation materials, dated August 31, 2015, entitled “CS Government Services + SRA: Leader in US Government IT Services” (furnished herewith)